UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 1, 2008

BIG CAT ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-49870	61-1500382
(State or other jurisdiction of	(Commission File	(IRS Employer ID)
incorporation)	No.)

201 W. Lakeway
Suite 1000
Gillette, Wyoming 82718
(Address of principal executive offices and Zip Code)

(307) 685-3122
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

ITEM 4.01      CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

     Effective August 1, 2008, we engaged Gordon, Hughes & Banks, LLP as our independent registered firm of Certified Public Accountants, with the approval of our board of directors. Accordingly, we dismissed Hein & Associates LLP, the previous auditor, effective August 1, 2008. Hein & Associates LLP’s report on the financial statements as of and for the year ended April 30, 2008 did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope, or accounting principles save and except for a “going concern” qualification provided with the overall audit opinion. The decision to change independent auditors was based on an economic need to reduce our audit fees which we believe will be possible by engaging a firm that has a client base similar to our Company. Gordon, Hughes & Banks was not consulted on any matter relating accounting principles to a specific transaction, either completed or proposed, the type of an audit opinion that might be rendered on our financial statements or a reportable event. From August 1, 2007 through the subsequent year ended April 30, 2008, and since that year end, there were no disagreements with Hein & Associates LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedure, which disagreements, if not resolved to the satisfaction of Hein & Associates LLP, would have caused Hein & Associates LLP to make reference to the subject matter of the disagreement in its reports on our consolidated financial statements for such periods. Hein & Associates LLP did issue a letter indicating that they believe we have a material weakness in our internal controls. The material weakness indicated by Hein & Associates LLP was that the Company did not have a sufficient complement of personnel with appropriate training and experience to evaluate highly complex and/or unusual transactions under generally accepted accounting principles and Securities and Exchange Commission’s accounting interpretations. We provided Hein & Associates LLP with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided from Hein & Associates LLP is filed as Exhibit 16.1 to this Form 8-K and no disagreement was reported.

     Effective August 1, 2007, we engaged Hein & Associates LLP as our independent registered firm of Certified Public Accountants, with the approval of our board of directors. Accordingly, we dismissed Michael J. Larsen, PC, the previous auditor, on August 1, 2007. The report of Michael J. Larsen, PC, on the financial statements as of and for the year ended April 30, 2007 did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope, or accounting principles save and except for a “going concern” qualification provided with the overall audit opinion. The decision to change independent auditors was based on the determination by our board of directors to engage an auditor with an office closer to our business operations and the oil and gas industry in Denver, Colorado. Hein & Associates LLP was not consulted on any matter relating accounting principles to a specific transaction, either completed or proposed, the type of an audit opinion that might be rendered on our financial statements or a reportable event. From December 1, 2006 through the subsequent interim period ended August 1, 2007, there were no disagreements with Michael J. Larsen, PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedure, which disagreements, if not resolved to the satisfaction of Michael J. Larsen, PC, would have caused Michael J. Larsen, PC to make reference to the subject matter of the disagreement in its reports on our consolidated financial statements for such periods. We provided Michael J. Larsen, PC with a copy of the Current Report on Form 8-K prior to its filing with the SEC, and requested he furnish us with a letter addressed to the SEC stating whether he agreed with the statements made in the Current Report on Form 8-K, and if not, stating the aspects with which he does not agree. A copy of the letter provided from Michael J. Larsen, PC was filed as Exhibit 16.1 to the Form 8-K for August 1, 2007 and no disagreement was reported.

     On December 1, 2006, we engaged Michael J. Larson, PC, an independent registered firm as our principal independent accountant with the approval of our board of directors. On December 1, 2006, Cordovano and Honeck LLP, the previous auditor, informed us, that they resigned as our independent registered public accounting firm effective as of that date because Big Cat was entering the oil and gas industry which their firm did not service. On December 1, 2006, our board of directors accepted the resignation of Cordovano and Honeck LLP. Cordovano and Honeck LLP's report on the financial statements as of and for the period from the date of inception on June 19, 1997 to April 30, 2006 did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope, or accounting principles save and except for a “going concern” qualification provided with the overall audit opinion. Michael J. Larson, PC was not consulted on any matter relating accounting principles to a specific transaction, either completed or proposed, the type of an audit opinion that might be rendered on our financial statements or a reportable event. During the year ended April 30, 2006 through the date of resignation, there were no disagreements with Cordovano and Honeck LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cordovano and Honeck LLP, would have caused Cordovano and Honeck LLP to make reference to the subject matter of the disagreement in its reports on our consolidated financial statements for such periods. We provided Cordovano and Honeck LLP with a copy of the Current Report on Form 8-K prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in the Current Report on Form 8-K, and if not, stating the aspects with which they did not agree. A copy of the letter provided from Cordovano and Honeck LLP was filed as Exhibit 16.1 to the Form 8-K for December 1, 2006 and no disagreement was reported.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits	Document Description

	16.1	Letter from Hein & Associates LLP to the Securities and Exchange
Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 4th day of August, 2008.

BIG CAT ENERGY CORPORATION

BY: TIMOTHY BARRITT
Timothy Barritt, President, Principal Executive
Officer and a Member of the Board of Directors.